                                                                      EXHIBIT 24


                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of February, 2003.



                                                     /s/ G. Allen Andreas
                                                     G. Allen Andreas

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of February, 2003.



                                                     /s/ Mollie H. Carter
                                                     Mollie H. Carter

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2003.



                                                     /s/ Herman de Boon
                                                     Herman de Boon

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2003.



                                                     /s/ Roger S. Joslin
                                                     Roger S. Joslin

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of February, 2003.



                                                    /s/ Sandra Andreas McMurtrie
                                                    Sandra Andreas McMurtrie

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of February, 2003.



                                                     /s/ David Mimran
                                                     David Mimran

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 6th day of February, 2003.



                                                     /s/ M. Brian Mulroney
                                                     M. Brian Mulroney

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2003.



                                                     /s/ John K. Vanier
                                                     John K. Vanier

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of February, 2003.



                                                     /s/ O. Glenn Webb
                                                     O. Glenn Webb

                         ARCHER-DANIELS-MIDLAND COMPANY

                                Power of Attorney
                           of Director and/or Officer


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and D.J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of unsecured debentures, notes and/or other unsecured debt obligations of said Company and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of February, 2003.



                                                     /s/ Andrew Young
                                                     Andrew Young